SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☐                             Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

Virgin America Inc.

(Name of Registrant as Specified In Its Charter)

Alaska Air Group, Inc.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Filed by Alaska Air Group, Inc.

Pursuant to Rule 14a-12 under the

Securities Exchange Act of 1934, as amended

Subject Company: Virgin America Inc.

Commission File No.: 001-36718

The following webpage was released by Virgin America Inc. (“Virgin America”) and Alaska Air Group, Inc. (“Alaska Airlines”) at www.flyingbettertogether.com on April 4, 2016.

Investors FAQs
Alaska Airlines has a proven record of financial stewardship and earnings growth, and looks forward to continuing to deliver attractive returns to investors.
Below we answer some of the most frequently asked questions. You can find additional details in our investor presentation on the Investors page.
What are the terms of this transaction?
Why is Alaska Airlines acquiring Virgin America?
What are the advantages of combining your route networks?
Why do this now?
What are the benefits for Alaska Airlines investors?
What synergies does this transaction create?
What are your plans for integrating the two airlines?
What will the combined company be called, and who will lead it?
What will be the financial profile of the combined company?
What approvals are required?
When do you expect the transaction to close?

Cautionary Statement Regarding Forward-Looking Statements
This communication contains forward-looking information about Alaska Airlines, Virgin America and the proposed transaction. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,” “project,” “could,” “plan,” “goal,” “potential,” “pro forma,” “seek,” “intend” or “anticipate” or the negative thereof, and may include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions and statements about the future performance, operations, products and services of Virgin America and/or Alaska Airlines. Alaska Airlines and Virgin America caution readers not to place undue reliance on these statements. These forward-looking statements are subject to a variety of risks and uncertainties. Consequently, actual results and experience may differ materially from those contained in any forward-looking statements. Such risks and uncertainties include: the failure to obtain Virgin America stockholder approval of the proposed transaction; the possibility that the closing conditions to the proposed transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval; delay in closing the transaction or the possibility of non-consummation of the transaction; the occurrence of any event that could give rise to termination of the merger agreement; the risk that stockholder litigation in connection with the contemplated transaction may affect the timing or occurrence of the contemplated transaction or result in significant costs of defense, indemnification and liability; risks inherent in the achievement of anticipated synergies and the timing thereof; risks related to the disruption of the transaction to Virgin America and its management; the effect of announcement of the transaction on Virgin America’s ability to retain and hire key personnel and maintain relationships with suppliers and other third parties; labor costs and relations, general economic conditions, increases in operating costs including fuel, inability to meet cost reduction goals, an aircraft accident, and changes in laws and regulations. These risks and others relating to Alaska Airlines and Virgin America are described in greater detail in their respective SEC filings, including (i) as to Alaska Airlines, Alaska Airlines’ Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as well as in other documents filed by Alaska Airlines with the SEC after the date thereof, and (ii) as to Virgin America, Virgin America’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as well as in other documents filed by Virgin America with the SEC after the date thereof. Alaska Airlines and Virgin America make no commitment to revise or update any forward- looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.
Important Additional Information About the Merger and Where to Find It
This communication may be deemed to be solicitation material in respect of the merger of Virgin America with a wholly owned This communication may be deemed to be solicitation material in respect of the merger of Virgin America with a wholly owned subsidiary of Alaska Air Group. Virgin America intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement in preliminary and definitive form, in connection with the solicitation of proxies for the merger. The definitive proxy statement will contain important information about the proposed merger and related matters. BEFORE MAKING A VOTING DECISION, STOCKHOLDERS OF VIRGIN AMERICA ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VIRGIN AMERICA AND THE MERGER. Stockholders will be able to obtain copies of the proxy statement and other relevant materials (when they become available) and any other documents filed by Virgin America with the SEC for no charge at the SEC’s website at www.sec.gov. In addition, stockholders will be able to obtain free copies of the proxy statement from Virgin America by contacting Virgin America’s Investor Relations Department by telephone at (650) 762-7000, by mail to Virgin America Inc., Attention: Investor Relations Department, 555 Airport Boulevard, Burlingame, California 94010, or by going to Virgin America’s Investor Relations page on its corporate website at http://ir.virginamerica.com.
Participants in the Solicitation
Alaska Air Group, Virgin America and certain of their respective directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from Virgin America’s stockholders in respect of the merger. Information concerning the ownership of Virgin America securities by Virgin America’s directors and executive officers is included in their SEC filings on Forms 3, 4, and 5, and additional information about Virgin America’s directors and executive officers is also available in Virgin America’s proxy statement for its 2016 annual meeting of stockholders filed with the SEC on March 25, 2016, and is supplemented by other public filings made, and to be made, with the SEC by Virgin America. Information concerning Alaska Air Group’s directors and executive officers is available in Alaska Air Group’s proxy statement for its 2016 annual meeting of stockholders filed with the SEC on April 1, 2016. Other information regarding persons who may be deemed participants in the proxy solicitation, including their respective interests by security holdings or otherwise, will be set forth in the definitive proxy statement that Virgin America intends to file with the SEC. These documents can be obtained free of charge from the sources indicated above.
J.D. Power
Alaska Airlines received the highest numerical score among six traditional airline carriers (tied in 2008) in the proprietary J.D. Power 2008-2015 North America Airline Satisfaction Studies. 2015 study based on responses from 11,354 passengers who flew on a major North American airline between March 2014 and March 2015. Proprietary study results are based on experiences and perceptions of consumers surveyed from April 2014 - March 2015. Your experiences may vary. Visit jdpower.com

The following answers to FAQs appear on the above Investor FAQs webpage:

What are the terms of this transaction?

Under the terms of the agreement, Alaska Air Group will acquire all of the outstanding shares of Virgin America for $57.00 per share in cash.

Why is Alaska Airlines acquiring Virgin America?

By acquiring Virgin America, Alaska Airlines achieves an expanded West Coast presence, a larger customer base for its award-winning service and low fares, and an enhanced platform for growth, positioning us to deliver more choices for customers while generating attractive returns for our investors.

What are the advantages of combining your route networks?

Alaska Airlines and Virgin America have complementary route networks. While our home markets of Oregon, Washington and Alaska are strong, this combination positions us to extend this strength to a much larger market in California. California has three times the combined population of Alaska, Washington, and Oregon and two and a half times the daily passengers.

In addition, Alaska Airlines will gain access to capacity constrained airports in key East Coast business markets, such as Ronald Reagan Washington National Airport and the two primary New York City-area airports, John F. Kennedy International Airport and LaGuardia Airport.

Why do this now?

Alaska Airlines has a strong track record of consistent, organic growth, but we are focused on being even smarter and stronger about how we compete. This is especially important in light of industry consolidation, which has left the four largest U.S. airlines controlling nearly 85% of the domestic market. With Virgin America, we have a unique opportunity to bring low-cost high-value airline service to serve customers living all across the West Coast.

What are the benefits for Alaska Airlines investors?

Leveraging a larger network, the transaction will give Alaska Airlines a powerful platform for growth, delivering attractive returns to shareholders. With Virgin America we gain a high-quality airline with a complementary route network; we are able to reach growth targets faster than as a standalone company; and we capitalize on significant domestic market opportunities from the West Coast.

What synergies does this transaction create?

Expected net synergies total $225 million at full integration. We expect the transaction to be accretive to adjusted EPS in the first full year.

This deal materially expands Alaska Airlines’ California presence and bolsters our platform for growth. We will leverage a larger network, greater revenue and expanded customer base to deliver attractive returns to shareholders, all while continuing our focus on delivering excellent customer service.

What are your plans for integrating the two airlines?

We recognize that airline mergers are complex and can be challenging. We have confidence in our leadership team across the company to execute well. We have a track record of running a strong operation and a strong cost discipline that will serve us well through this process.

We look forward to welcoming our new teammates and building on our long track record of excellent operations and a culture of mutual respect. The combined organization will be led by Brad Tilden and his senior leadership team, who collectively have nearly 15 decades of combined airline industry experience, and who will be focused on a quick and seamless integration.

What will the combined company be called, and who will lead it?

The combined organization will be based in Seattle under the leadership of Brad Tilden and his senior leadership team, who collectively have nearly 15 decades of combined airline industry experience.

Alaska Airlines and Virgin America will continue to operate as separate airlines until closing and while they pursue a single operating certificate. Once combined, the company and customer-facing brand will be Alaska Airlines.

What will be the financial profile of the combined company?

Alaska Airlines has a strong balance sheet and conservative financial approach that positions us uniquely for this acquisition without stressing the balance sheet. We plan to finance the acquisition using our large fleet of unencumbered aircraft.

What approvals are required?

The transaction is subject to approval by Virgin America’s stockholders and U.S. regulatory agencies. Because this is an all-cash transaction, Alaska Airlines stockholders do not need to approve the transaction.

When do you expect the transaction to close?

We expect the deal to close shortly after the transaction is approved by regulators, likely in the fourth quarter of 2016. Alaska Airlines and Virgin America will maintain separate operations while a single operating certificate is pursued.

Additional Information About the Merger and Where to Find It

This communication may be deemed to be solicitation material in respect of the merger of Virgin America with a wholly owned subsidiary of Alaska Air Group. Virgin America intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement in preliminary and definitive form, in connection with the solicitation of proxies for the merger. The definitive proxy statement will contain important information about the proposed merger and related matters. BEFORE MAKING A VOTING DECISION, STOCKHOLDERS OF VIRGIN AMERICA ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VIRGIN AMERICA AND THE MERGER. Stockholders will be able to obtain copies of the proxy statement and other relevant materials (when they become available) and any other documents filed by Virgin America with the SEC for no charge at the SEC’s website at www.sec.gov. In addition, stockholders will be able to obtain free copies of the proxy statement from Virgin America by contacting Virgin America’s Investor Relations Department by telephone at (650) 762-7000, by mail to Virgin America Inc., Attention: Investor Relations Department, 555 Airport Boulevard, Burlingame, California 94010, or by going to Virgin America’s Investor Relations page on its corporate website at http://ir.virginamerica.com.

Participants in the Solicitation

Alaska Air Group, Virgin America and certain of their respective directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from Virgin America’s stockholders in respect of the merger. Information concerning the ownership of Virgin America securities by Virgin America’s directors and executive officers is included in their SEC filings on Forms 3, 4, and 5, and additional information about Virgin America’s directors and executive officers is also available in Virgin America’s proxy statement for its 2016 annual meeting of stockholders filed with the SEC on March 25, 2016, and is supplemented by other public filings made, and to be made, with the SEC by Virgin America. Information concerning Alaska Air Group’s directors and executive officers is available in Alaska Air Group’s proxy statement for its 2016 annual meeting of stockholders filed with the SEC on April 1, 2016. Other information regarding persons who may be deemed participants in the proxy solicitation, including their respective interests by security holdings or otherwise, will be set forth in the definitive proxy statement that Virgin America intends to file with the SEC. These documents can be obtained free of charge from the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking information about Alaska Airlines, Virgin America and the proposed transaction. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “likely,” “should,” “project,” “could,” “plan,” “goal,” “potential,” “pro forma,” “seek,” “estimate,” “intend” or “anticipate” or the negative thereof, and may include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions and statements about the future performance, operations, products and services of Virgin America and/or Alaska Airlines. Alaska Airlines and Virgin America caution readers not to place undue reliance on these statements. These forward-looking statements are subject to a variety of risks and uncertainties. Consequently, actual results and experience may differ materially from those contained in any forward-looking statements. Such risks and uncertainties include: the failure to obtain Virgin America stockholder approval of the proposed transaction; the possibility that the closing conditions to the proposed transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval; delay in closing the transaction or the possibility of non-consummation of the transaction; the occurrence of any event that could give rise to termination of the merger agreement; the risk that stockholder litigation in connection with the contemplated transaction may affect the timing or occurrence of the contemplated transaction or result in significant costs of defense, indemnification and liability; risks inherent in the achievement of anticipated synergies and the timing thereof; risks related to the disruption of the transaction to Virgin America and its management; the effect of announcement of the transaction on Virgin America’s ability to retain and hire key personnel and maintain relationships with suppliers and other third parties; labor costs and relations, general economic conditions, increases in operating costs including fuel, inability to meet cost reduction goals, an aircraft accident, and changes in laws and regulations. These risks and others relating to Alaska Airlines and Virgin America are described in greater detail in their respective SEC filings, including (i) as to Alaska Airlines, Alaska Airlines’ Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as well as in other documents filed by Alaska Airlines with the SEC after the date thereof, and (ii) as to Virgin America, Virgin America’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as well as in other documents filed by Virgin America with the SEC after the date thereof. Alaska Airlines and Virgin America make no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.